Exhibit 99.2

BB&T Corporation

Quarterly Performance Summary

Fourth Quarter 2014

BB&T Corporation
Financial Highlights
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended					Year-to-Date
	December 31%					December 31%
	2014		2013		Change	2014		2013		Change
Summary Income Statement
Interest income	$1,554		$1,601		(2.9)%	$6,286		$6,654		(5.5)%
Interest expense	183		204		(10.3)	769		892		(13.8)
Net interest income - taxable equivalent	1,371		1,397		(1.9)	5,517		5,762		(4.3)
Less: Taxable-equivalent adjustment	36		35		2.9	143		146		(2.1)
Net interest income	1,335		1,362		(2.0)	5,374		5,616		(4.3)
Provision for credit losses	83		60		38.3	251		592		(57.6)
Net interest income after provision for credit losses	1,252		1,302		(3.8)	5,123		5,024		2.0
Noninterest income	1,004		985		1.9	3,784		3,937		(3.9)
Noninterest expense	1,411		1,456		(3.1)	5,921		5,837		1.4
Income before income taxes	845		831		1.7	2,986		3,124		(4.4)
Provision for income taxes	236		243		(2.9)	760		1,395		(45.5)
Net income	609		588		3.6	2,226		1,729		28.7
Noncontrolling interests	15		14		7.1	75		50		50.0
Preferred stock dividends	37		37		―	148		117		26.5
Net income available to common shareholders	557		537		3.7	2,003		1,562		28.2
Per Common Share Data
Earnings:
Basic	$0.77		$0.76		1.3%	$2.79		$2.22		25.7%
Diluted	0.76		0.75		1.3	2.75		2.19		25.6
Cash dividends declared	0.24		0.23		4.3	0.95		0.92		3.3
Common equity	30.16		28.52		5.8	30.16		28.52		5.8
Tangible common equity (1)	19.93		18.08		10.2	19.93		18.08		10.2

End of period shares outstanding (in thousands)	720,698		706,620		2.0	720,698		706,620		2.0
Weighted average shares (in thousands):
Basic	720,418		705,485		2.1	718,140		703,042		2.1
Diluted	730,652		717,671		1.8	728,372		714,363		2.0
Performance Ratios
Return on average assets	1.30%		1.30%			1.20%		0.95%
Return on average risk-weighted assets	1.70		1.70			1.59		1.26
Return on average common shareholders' equity	10.08		10.85			9.40		8.06
Return on average tangible common shareholders' equity (2)	15.57		17.91			14.79		13.61
Net interest margin - taxable equivalent	3.36		3.56			3.42		3.68
Fee income ratio (3)	45.8		43.5			44.3		43.2
Efficiency ratio (3)	56.7		59.9			58.9		58.5
Credit Quality
Nonperforming assets as a percentage of:
Total assets	0.42%		0.64%			0.42%		0.64%
Loans and leases plus foreclosed property	0.65		1.01			0.65		1.01
Net charge-offs as a percentage of average
loans and leases	0.39		0.49			0.46		0.69
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	1.23		1.49			1.23		1.49
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	2.39	X	1.85	X		2.39	X	1.85	X
Average Balances
Total assets	$186,441		$179,534		3.8%	$185,068		$181,262		2.1%
Total securities (4)	40,817		37,022		10.3	40,541		36,772		10.2
Loans and leases	119,912		117,001		2.5	118,830		117,527		1.1
Deposits	130,315		125,906		3.5	129,077		128,555		0.4
Common shareholders' equity	21,940		19,657		11.6	21,317		19,397		9.9
Shareholders' equity	24,619		22,305		10.4	23,991		21,890		9.6
Period-End Balances
Total assets	$186,814		$183,010		2.1%	$186,814		$183,010		2.1%
Total securities (4)	41,147		40,205		2.3	41,147		40,205		2.3
Loans and leases	121,307		117,139		3.6	121,307		117,139		3.6
Deposits	129,040		127,475		1.2	129,040		127,475		1.2
Common shareholders' equity	21,735		20,156		7.8	21,735		20,156		7.8
Shareholders' equity	24,426		22,809		7.1	24,426		22,809		7.1
Capital Ratios - Preliminary
Risk-based:
Tier 1 common equity to risk-weighted assets (1)	10.6%		9.9%			10.6%		9.9%
Tier 1	12.4		11.8			12.4		11.8
Total	14.9		14.3			14.9		14.3
Basel III common equity Tier 1, estimated (1)	10.3		9.7			10.3		9.7
Leverage	9.9		9.3			9.9		9.3
Tangible common equity to tangible assets (1)	8.0		7.3			8.0		7.3
Applicable ratios are annualized.
(1)					Tangible common equity per share, Tier 1 common equity to risk-weighted assets, Basel III common equity Tier 1 and tangible common equity to tangible assets ratios are non-GAAP measures. See the calculations and management's reasons for using these measures in the Capital Information - Five Quarter Trend section of this supplement.
(2)					Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3)					Excludes certain items as detailed in the Non-GAAP Reconciliations section of this supplement.
(4)					Excludes trading securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

1

BB&T Corporation
Financial Highlights - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	Dec. 31		Sept. 30		June 30		March 31		Dec. 31
	2014		2014		2014		2014		2013
Summary Income Statement
Interest income	$1,554		$1,578		$1,572		$1,582		$1,601
Interest expense	183		193		194		199		204
Net interest income - taxable equivalent	1,371		1,385		1,378		1,383		1,397
Less: Taxable-equivalent adjustment	36		36		35		36		35
Net interest income	1,335		1,349		1,343		1,347		1,362
Provision for credit losses	83		34		74		60		60
Net interest income after provision for credit losses	1,252		1,315		1,269		1,287		1,302
Noninterest income	1,004		936		933		911		985
Noninterest expense	1,411		1,556		1,551		1,403		1,456
Income before income taxes	845		695		651		795		831
Provision for income taxes	236		134		173		217		243
Net income	609		561		478		578		588
Noncontrolling interests	15		4		16		40		14
Preferred stock dividends	37		37		37		37		37
Net income available to common shareholders	557		520		425		501		537
Per Common Share Data
Earnings:
Basic	$0.77		$0.72		$0.59		$0.70		$0.76
Diluted	0.76		0.71		0.58		0.69		0.75
Cash dividends declared	0.24		0.24		0.24		0.23		0.23
Common equity	30.16		30.04		29.57		29.03		28.52
Tangible common equity (1)	19.93		19.77		19.26		18.77		18.08

End of period shares outstanding (in thousands)	720,698		720,298		719,584		718,497		706,620
Weighted average shares (in thousands):
Basic	720,418		720,117		719,080		712,842		705,485
Diluted	730,652		729,989		728,452		724,283		717,671
Performance Ratios
Return on average assets	1.30%		1.19%		1.04%		1.29%		1.30%
Return on average risk-weighted assets	1.70		1.58		1.38		1.71		1.70
Return on average common shareholders' equity	10.08		9.60		8.03		9.87		10.85
Return on average tangible common shareholders' equity (2)	15.57		15.04		12.74		15.81		17.91
Net interest margin - taxable equivalent	3.36		3.38		3.43		3.52		3.56
Fee income ratio (3)	45.8		44.0		44.0		43.2		43.5
Efficiency ratio (3)	56.7		59.7		59.8		59.3		59.9
Credit Quality
Nonperforming assets as a percentage of:
Total assets	0.42%		0.50%		0.52%		0.59%		0.64%
Loans and leases plus foreclosed property	0.65		0.79		0.81		0.93		1.01
Net charge-offs as a percentage of average
loans and leases	0.39		0.48		0.41		0.56		0.49
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	1.23		1.27		1.33		1.41		1.49
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	2.39	X	1.92	X	1.89	X	1.82	X	1.85	X
Average Balances
Total assets	$186,441		$186,309		$185,065		$182,397		$179,534
Total securities (4)	40,817		40,566		40,656		40,117		37,022
Loans and leases	119,912		120,471		118,510		116,372		117,001
Deposits	130,315		130,608		129,599		125,718		125,906
Common shareholders' equity	21,940		21,508		21,193		20,610		19,657
Total shareholders' equity	24,619		24,187		23,876		23,264		22,305
Period-End Balances
Total assets	$186,814		$187,022		$188,012		$184,651		$183,010
Total securities (4)	41,147		41,891		41,368		41,308		40,205
Loans and leases	121,307		120,690		121,215		117,632		117,139
Deposits	129,040		130,895		131,586		127,476		127,475
Common shareholders' equity	21,735		21,635		21,277		20,859		20,156
Shareholders' equity	24,426		24,314		23,965		23,556		22,809
Capital Ratios - Preliminary
Risk-based:
Tier 1 common equity to risk-weighted assets (1)	10.6%		10.5%		10.2%		10.2%		9.9%
Tier 1	12.4		12.4		12.1		12.1		11.8
Total	14.9		15.1		14.4		14.6		14.3
Basel III common equity Tier 1, estimated (1)	10.3		10.3		10.0		10.0		9.7
Leverage	9.9		9.7		9.5		9.5		9.3
Tangible common equity to tangible assets (1)	8.0		7.9		7.7		7.6		7.3
Applicable ratios are annualized.
(1)	Tangible common equity per share, Tier 1 common equity to risk-weighted assets, Basel III common equity Tier 1 and tangible common equity to tangible assets ratios are non-GAAP measures. See the calculations and management's reasons for using these measures in the Capital Information - Five Quarter Trend section of this supplement.
(2)	Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3)	Excludes certain items as detailed in the Non-GAAP Reconciliations section of this supplement.
(4)	Excludes trading securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.
2

BB&T Corporation
Consolidated Statements of Income
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended				Year-to-Date
	Dec. 31		Change		Dec. 31		Change
	2014	2013	$	%	2014	2013	$	%
Interest Income
Interest and fees on loans and leases	$1,272	$1,341	$(69)	(5.1)%	$5,163	$5,603	$(440)	(7.9)%
Interest and dividends on securities	237	220	17	7.7	939	871	68	7.8
Interest on other earning assets	9	5	4	80.0	40	33	7	21.2
Total interest income	1,518	1,566	(48)	(3.1)	6,142	6,507	(365)	(5.6)
Interest Expense
Interest on deposits	58	65	(7)	(10.8)	239	301	(62)	(20.6)
Interest on short-term borrowings	1	1	―	―	4	6	(2)	(33.3)
Interest on long-term debt	124	138	(14)	(10.1)	525	584	(59)	(10.1)
Total interest expense	183	204	(21)	(10.3)	768	891	(123)	(13.8)
Net interest income	1,335	1,362	(27)	(2.0)	5,374	5,616	(242)	(4.3)
Provision for credit losses	83	60	23	38.3	251	592	(341)	(57.6)
Net interest income after provision for credit losses	1,252	1,302	(50)	(3.8)	5,123	5,024	99	2.0
Noninterest income
Insurance income	409	371	38	10.2	1,643	1,517	126	8.3
Service charges on deposits	152	151	1	0.7	600	584	16	2.7
Mortgage banking income	128	100	28	28.0	395	565	(170)	(30.1)
Investment banking and brokerage fees and commissions	112	101	11	10.9	387	383	4	1.0
Bankcard fees and merchant discounts	67	65	2	3.1	269	256	13	5.1
Trust and investment advisory revenues	56	52	4	7.7	221	200	21	10.5
Checkcard fees	52	50	2	4.0	203	199	4	2.0
Income from bank-owned life insurance	30	32	(2)	(6.3)	110	113	(3)	(2.7)
FDIC loss share income, net	(84)	(75)	(9)	12.0	(343)	(293)	(50)	17.1
Securities gains (losses), net	―	5	(5)	(100.0)	(3)	51	(54)	(105.9)
Other income	82	133	(51)	(38.3)	302	362	(60)	(16.6)
Total noninterest income	1,004	985	19	1.9	3,784	3,937	(153)	(3.9)
Noninterest Expense
Personnel expense	794	827	(33)	(4.0)	3,180	3,293	(113)	(3.4)
Occupancy and equipment expense	168	174	(6)	(3.4)	682	692	(10)	(1.4)
Loan-related expense	89	64	25	39.1	342	255	87	34.1
Professional services	38	46	(8)	(17.4)	139	189	(50)	(26.5)
Software expense	45	43	2	4.7	174	158	16	10.1
Regulatory charges	24	33	(9)	(27.3)	106	143	(37)	(25.9)
Outside IT services	27	29	(2)	(6.9)	115	89	26	29.2
Amortization of intangibles	22	26	(4)	(15.4)	91	106	(15)	(14.2)
Foreclosed property expense	10	11	(1)	(9.1)	40	55	(15)	(27.3)
Merger-related and restructuring charges, net	18	10	8	80.0	46	46	―	―
Loss on early extinguishment of debt	―	―	―	NM	122	―	122	NM
Other expense	176	193	(17)	(8.8)	884	811	73	9.0
Total noninterest expense	1,411	1,456	(45)	(3.1)	5,921	5,837	84	1.4
Earnings
Income before income taxes	845	831	14	1.7	2,986	3,124	(138)	(4.4)
Provision for income taxes	236	243	(7)	(2.9)	760	1,395	(635)	(45.5)
Net Income	609	588	21	3.6	2,226	1,729	497	28.7
Noncontrolling interests	15	14	1	7.1	75	50	25	50.0
Preferred stock dividends	37	37	―	―	148	117	31	26.5
Net income available to common shareholders	$557	$537	$20	3.7%	$2,003	$1,562	$441	28.2%

Earnings Per Common Share
Basic	$0.77	$0.76	$0.01	1.3%	$2.79	$2.22	$0.57	25.7%
Diluted	0.76	0.75	0.01	1.3	2.75	2.19	0.56	25.6

Weighted Average Shares Outstanding
Basic	720,418	705,485	14,933	2.1	718,140	703,042	15,098	2.1
Diluted	730,652	717,671	12,981	1.8	728,372	714,363	14,009	2.0
NM - not meaningful.
3

BB&T Corporation
Consolidated Statements of Income - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2014	2014	2014	2014	2013
Interest Income
Interest and fees on loans and leases	$1,272	$1,301	$1,295	$1,295	$1,341
Interest and dividends on securities	237	232	234	236	220
Interest on other earning assets	9	8	8	15	5
Total interest income	1,518	1,541	1,537	1,546	1,566
Interest Expense
Interest on deposits	58	61	60	60	65
Interest on short-term borrowings	1	1	1	1	1
Interest on long-term debt	124	130	133	138	138
Total interest expense	183	192	194	199	204
Net interest income	1,335	1,349	1,343	1,347	1,362
Provision for credit losses	83	34	74	60	60
Net interest income after provision for credit losses	1,252	1,315	1,269	1,287	1,302
Noninterest income
Insurance income	409	385	422	427	371
Service charges on deposits	152	156	149	143	151
Mortgage banking income	128	107	86	74	100
Investment banking and brokerage fees and commissions	112	95	92	88	101
Bankcard fees and merchant discounts	67	70	70	62	65
Trust and investment advisory revenues	56	56	55	54	52
Checkcard fees	52	52	52	47	50
Income from bank-owned life insurance	30	28	25	27	32
FDIC loss share income, net	(84)	(87)	(88)	(84)	(75)
Securities gains (losses), net	―	(5)	―	2	5
Other income	82	79	70	71	133
Total noninterest income	1,004	936	933	911	985
Noninterest Expense
Personnel expense	794	795	809	782	827
Occupancy and equipment expense	168	170	168	176	174
Loan-related expense	89	84	100	69	64
Professional services	38	34	34	33	46
Software expense	45	44	42	43	43
Regulatory charges	24	23	30	29	33
Outside IT services	27	30	31	27	29
Amortization of intangibles	22	23	23	23	26
Foreclosed property expense	10	11	10	9	11
Merger-related and restructuring charges, net	18	7	13	8	10
Loss on early extinguishment of debt	―	122	―	―	―
Other expense	176	213	291	204	193
Total noninterest expense	1,411	1,556	1,551	1,403	1,456
Earnings
Income before income taxes	845	695	651	795	831
Provision for income taxes	236	134	173	217	243
Net Income	609	561	478	578	588
Noncontrolling interests	15	4	16	40	14
Preferred stock dividends	37	37	37	37	37
Net income available to common shareholders	$557	$520	$425	$501	$537

Earnings Per Common Share
Basic	$0.77	$0.72	$0.59	$0.70	$0.76
Diluted	0.76	0.71	0.58	0.69	0.75

Weighted Average Shares Outstanding
Basic	720,418	720,117	719,080	712,842	705,485
Diluted	730,652	729,989	728,452	724,283	717,671
4

BB&T Corporation
Lines of Business Financial Performance - Five Quarter Trend (1)(2)
(Dollars in millions)
	Quarter Ended
Community Banking	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2014	2014	2014	2014	2013
Net interest income (expense)	$435	$437	$430	$424	$432
Net intersegment interest income (expense)	295	296	298	299	318
Segment net interest income	730	733	728	723	750
Allocated provision (benefit) for credit losses	20	52	35	16	8
Noninterest income	314	322	316	295	311
Intersegment net referral fees (expense)	32	31	29	26	31
Noninterest expense	364	380	397	394	413
Amortization of intangibles	7	6	8	8	8
Allocated corporate expenses	284	285	284	284	261
Income (loss) before income taxes	401	363	349	342	402
Provision (benefit) for income taxes	147	132	128	125	148
Segment net income (loss)	$254	$231	$221	$217	$254

Identifiable assets (period end)	$55,494	$55,114	$54,707	$55,288	$55,666

	Quarter Ended
Residential Mortgage Banking	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2014	2014	2014	2014	2013
Net interest income (expense)	$357	$372	$375	$378	$388
Net intersegment interest income (expense)	(237)	(246)	(250)	(251)	(250)
Segment net interest income	120	126	125	127	138
Allocated provision (benefit) for credit losses	(38)	(48)	(1)	(20)	18
Noninterest income	100	82	68	60	76
Intersegment net referral fees (expense)	1	―	―	1	―
Noninterest expense	105	107	206	86	98
Amortization of intangibles	―	―	―	―	―
Allocated corporate expenses	22	21	21	21	18
Income (loss) before income taxes	132	128	(33)	101	80
Provision (benefit) for income taxes	50	48	(12)	38	31
Segment net income (loss)	$82	$80	$(21)	$63	$49

Identifiable assets (period end)	$34,463	$35,778	$36,448	$36,050	$36,083

	Quarter Ended
Dealer Financial Services	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2014	2014	2014	2014	2013
Net interest income (expense)	$214	$212	$207	$202	$209
Net intersegment interest income (expense)	(42)	(41)	(39)	(38)	(39)
Segment net interest income	172	171	168	164	170
Allocated provision (benefit) for credit losses	80	53	31	73	57
Noninterest income	1	―	―	1	―
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	30	29	28	29	26
Amortization of intangibles	―	―	―	―	―
Allocated corporate expenses	8	7	7	7	7
Income (loss) before income taxes	55	82	102	56	80
Provision (benefit) for income taxes	21	31	39	21	30
Segment net income (loss)	$34	$51	$63	$35	$50

Identifiable assets (period end)	$12,823	$12,514	$12,513	$11,823	$11,525

	Quarter Ended
Specialized Lending	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2014	2014	2014	2014	2013
Net interest income (expense)	$148	$149	$143	$138	$145
Net intersegment interest income (expense)	(40)	(38)	(34)	(34)	(31)
Segment net interest income	108	111	109	104	114
Allocated provision (benefit) for credit losses	13	4	13	9	5
Noninterest income	69	63	51	49	58
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	60	56	52	51	55
Amortization of intangibles	2	1	1	1	1
Allocated corporate expenses	15	15	15	14	16
Income (loss) before income taxes	87	98	79	78	95
Provision (benefit) for income taxes	23	27	19	19	25
Segment net income (loss)	$64	$71	$60	$59	$70

Identifiable assets (period end)	$18,218	$17,536	$17,666	$16,146	$16,564
(1)	Lines of business results are preliminary.
(2)	During the first quarter of 2014, approximately $8.3 billion of home equity loans were transferred from Community Banking to Residential Mortgage Banking based on a change in how these loans will be managed as a result of new qualified mortgage regulations. Prior period segment data has been reclassified to conform to the current presentation.
5

BB&T Corporation
Lines of Business Financial Performance - Five Quarter Trend (1)(2)
(Dollars in millions)
	Quarter Ended
Insurance Services	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2014	2014	2014	2014	2013
Net interest income (expense)	$1	$ ―	$1	$ ―	$1
Net intersegment interest income (expense)	2	1	2	1	1
Segment net interest income	3	1	3	1	2
Allocated provision (benefit) for credit losses	―	―	―	―	―
Noninterest income	421	387	424	431	385
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	281	297	308	303	268
Amortization of intangibles	13	13	14	13	15
Allocated corporate expenses	29	21	19	17	21
Income (loss) before income taxes	101	57	86	99	83
Provision (benefit) for income taxes	36	21	29	24	29
Segment net income (loss)	$65	$36	$57	$75	$54

Identifiable assets (period end)	$2,978	$2,736	$3,015	$3,070	$2,990

	Quarter Ended
Financial Services	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2014	2014	2014	2014	2013
Net interest income (expense)	$50	$46	$45	$42	$39
Net intersegment interest income (expense)	70	66	63	64	69
Segment net interest income	120	112	108	106	108
Allocated provision (benefit) for credit losses	18	4	3	―	(3)
Noninterest income	218	186	189	177	205
Intersegment net referral fees (expense)	12	8	7	6	9
Noninterest expense	174	157	164	149	160
Amortization of intangibles	―	1	―	1	1
Allocated corporate expenses	29	30	30	30	24
Income (loss) before income taxes	129	114	107	109	140
Provision (benefit) for income taxes	49	43	40	41	53
Segment net income (loss)	$80	$71	$67	$68	$87

Identifiable assets (period end)	$12,849	$12,033	$11,972	$10,883	$10,001

	Quarter Ended
Other, Treasury & Corporate (3)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2014	2014	2014	2014	2013
Net interest income (expense)	$130	$133	$142	$163	$148
Net intersegment interest income (expense)	(48)	(38)	(40)	(41)	(68)
Segment net interest income	82	95	102	122	80
Allocated provision (benefit) for credit losses	(10)	(31)	(7)	(18)	(25)
Noninterest income	(119)	(104)	(115)	(102)	(50)
Intersegment net referral fees (expense)	(45)	(39)	(36)	(33)	(40)
Noninterest expense	375	507	373	368	410
Amortization of intangibles	―	2	―	―	1
Allocated corporate expenses	(387)	(379)	(376)	(373)	(347)
Income (loss) before income taxes	(60)	(147)	(39)	10	(49)
Provision (benefit) for income taxes	(90)	(168)	(70)	(51)	(73)
Segment net income (loss)	$30	$21	$31	$61	$24

Identifiable assets (period end)	$49,989	$51,311	$51,691	$51,391	$50,181

	Quarter Ended
Total BB&T Corporation	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2014	2014	2014	2014	2013
Net interest income (expense)	$1,335	$1,349	$1,343	$1,347	$1,362
Net intersegment interest income (expense)	―	―	―	―	―
Segment net interest income	1,335	1,349	1,343	1,347	1,362
Allocated provision (benefit) for credit losses	83	34	74	60	60
Noninterest income	1,004	936	933	911	985
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	1,389	1,533	1,528	1,380	1,430
Amortization of intangibles	22	23	23	23	26
Allocated corporate expenses	―	―	―	―	―
Income (loss) before income taxes	845	695	651	795	831
Provision (benefit) for income taxes	236	134	173	217	243
Segment net income (loss)	$609	$561	$478	$578	$588

Identifiable assets (period end)	$186,814	$187,022	$188,012	$184,651	$183,010
(1)	Lines of business results are preliminary.
(2)	During the first quarter of 2014, approximately $8.3 billion of home equity loans were transferred from Community Banking to Residential Mortgage Banking based on a change in how these loans will be managed as a result of new qualified mortgage regulations. Prior period segment data has been reclassified to conform to the current presentation.
(3)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.
6

BB&T Corporation
Consolidated Balance Sheets
(Dollars in millions)

	As of December 31		Change
	2014	2013	$	%
Assets
Cash and due from banks	$1,639	$1,565	$74	4.7%
Interest-bearing deposits with banks	529	452	77	17.0
Federal funds sold and securities purchased under
resale agreements or similar arrangements	157	148	9	6.1
Restricted cash	374	422	(48)	(11.4)
Securities available for sale at fair value (1)	20,907	22,104	(1,197)	(5.4)
Securities held to maturity	20,240	18,101	2,139	11.8
Loans and leases:
Commercial:
Commercial and industrial	41,454	38,508	2,946	7.7
Commercial real estate—income producing properties	10,722	10,228	494	4.8
Commercial real estate—construction and development	2,735	2,382	353	14.8
Direct retail lending (2)	8,146	15,869	(7,723)	(48.7)
Sales finance	10,600	9,382	1,218	13.0
Revolving credit	2,460	2,403	57	2.4
Residential mortgage (2)	31,090	24,648	6,442	26.1
Other lending subsidiaries	11,462	10,462	1,000	9.6
Total loans and leases held for investment (excluding acquired from FDIC)	118,669	113,882	4,787	4.2
Acquired from FDIC	1,215	2,035	(820)	(40.3)
Total loans and leases held for investment	119,884	115,917	3,967	3.4
Loans held for sale	1,423	1,222	201	16.4
Total loans and leases	121,307	117,139	4,168	3.6
Allowance for loan and lease losses	(1,474)	(1,732)	258	(14.9)
Premises and equipment	1,827	1,869	(42)	(2.2)
Goodwill	6,869	6,814	55	0.8
Core deposit and other intangible assets	505	569	(64)	(11.2)
Residential mortgage servicing rights at fair value	844	1,047	(203)	(19.4)
Other assets (3)	13,090	14,512	(1,422)	(9.8)
Total assets	$186,814	$183,010	$3,804	2.1%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$38,786	$34,972	$3,814	10.9%
Interest checking	20,262	18,861	1,401	7.4
Money market and savings	50,604	48,687	1,917	3.9
Time deposits and IRAs	19,388	24,955	(5,567)	(22.3)
Total deposits	129,040	127,475	1,565	1.2
Short-term borrowings	3,717	4,138	(421)	(10.2)
Long-term debt	23,312	21,493	1,819	8.5
Other liabilities	6,319	7,095	(776)	(10.9)
Total liabilities	162,388	160,201	2,187	1.4
Shareholders' equity:
Preferred stock	2,603	2,603	―	―
Common stock	3,603	3,533	70	2.0
Additional paid-in capital	6,517	6,172	345	5.6
Retained earnings	12,366	11,044	1,322	12.0
Accumulated other comprehensive loss	(751)	(593)	(158)	26.6
Noncontrolling interests	88	50	38	76.0
Total shareholders' equity	24,426	22,809	1,617	7.1
Total liabilities and shareholders' equity	$186,814	$183,010	$3,804	2.1%
(1)	Includes securities acquired from the FDIC totaling $1.2 billion and $1.4 billion at December 31, 2014 and 2013, respectively.
(2)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.
(3)	Includes $96 million and $163 million of foreclosed property and other assets acquired from the FDIC at December 31, 2014 and 2013, respectively.
7

BB&T Corporation
Consolidated Balance Sheets - Five Quarter Trend
(Dollars in millions)

	As of
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2014	2014	2014	2014	2013
Assets
Cash and due from banks	$1,639	$1,439	$1,718	$1,722	$1,565
Interest-bearing deposits with banks	529	437	589	354	452
Federal funds sold and securities purchased under
resale agreements or similar arrangements	157	141	141	144	148
Restricted cash	374	292	292	363	422
Securities available for sale at fair value (1)	20,907	21,174	20,936	20,496	22,104
Securities held to maturity	20,240	20,717	20,432	20,812	18,101
Loans and leases:
Commercial:
Commercial and industrial	41,454	40,048	40,318	39,119	38,508
Commercial real estate—income producing properties	10,722	10,662	10,438	10,411	10,228
Commercial real estate—construction and development	2,735	2,733	2,634	2,478	2,382
Direct retail lending (2)	8,146	8,042	7,797	7,519	15,869
Sales finance	10,600	10,269	10,405	9,759	9,382
Revolving credit	2,460	2,414	2,391	2,340	2,403
Residential mortgage (2)	31,090	31,813	32,800	32,897	24,648
Other lending subsidiaries	11,462	11,283	11,087	10,186	10,462
Total loans and leases held for investment (excluding acquired from FDIC)	118,669	117,264	117,870	114,709	113,882
Acquired from FDIC	1,215	1,425	1,653	1,819	2,035
Total loans and leases held for investment	119,884	118,689	119,523	116,528	115,917
Loans held for sale	1,423	2,001	1,692	1,104	1,222
Total loans and leases	121,307	120,690	121,215	117,632	117,139
Allowance for loan and lease losses	(1,474)	(1,504)	(1,590)	(1,642)	(1,732)
Premises and equipment	1,827	1,842	1,857	1,854	1,869
Goodwill	6,869	6,869	6,868	6,824	6,814
Core deposit and other intangible assets	505	527	552	546	569
Residential mortgage servicing rights at fair value	844	943	954	1,008	1,047
Other assets (3)	13,090	13,455	14,048	14,538	14,512
Total assets	$186,814	$187,022	$188,012	$184,651	$183,010
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$38,786	$38,576	$37,398	$36,322	$34,972
Interest checking	20,262	18,640	18,557	18,416	18,861
Money market and savings	50,604	50,845	49,191	49,072	48,687
Time deposits and IRAs	19,388	22,834	26,440	23,666	24,955
Total deposits	129,040	130,895	131,586	127,476	127,475
Short-term borrowings	3,717	3,385	3,979	3,285	4,138
Long-term debt	23,312	22,355	21,927	23,384	21,493
Other liabilities	6,319	6,073	6,555	6,950	7,095
Total liabilities	162,388	162,708	164,047	161,095	160,201
Shareholders' equity:
Preferred stock	2,603	2,603	2,603	2,603	2,603
Common stock	3,603	3,601	3,598	3,592	3,533
Additional paid-in capital	6,517	6,494	6,451	6,385	6,172
Retained earnings	12,366	11,982	11,634	11,382	11,044
Accumulated other comprehensive loss	(751)	(442)	(406)	(500)	(593)
Noncontrolling interests	88	76	85	94	50
Total shareholders' equity	24,426	24,314	23,965	23,556	22,809
Total liabilities and shareholders' equity	$186,814	$187,022	$188,012	$184,651	$183,010
(1)	Includes securities acquired from the FDIC totaling $1.2 billion, $1.3 billion, $1.3 billion, $1.4 billion and $1.4 billion at December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively.
(2)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.
(3)	Includes $96 million, $92 million, $98 million, $138 million and $163 million of foreclosed property and other assets acquired from the FDIC at December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively.
8

BB&T Corporation
Average Balance Sheets
(Dollars in millions)

	Quarter Ended				Year-to-Date
	December 31		Change		December 31		Change
	2014	2013	$	%	2014	2013	$	%
Assets
Securities, at amortized cost (1):
U.S. Treasury	$2,118	$824	$1,294	157.0%	$1,969	$486	$1,483	NM %
U.S. government-sponsored entities (GSE)	5,394	5,596	(202)	(3.6)	5,516	5,032	484	9.6
Mortgage-backed securities issued by GSE	29,706	27,020	2,686	9.9	29,504	27,598	1,906	6.9
States and political subdivisions	1,818	1,834	(16)	(0.9)	1,827	1,836	(9)	(0.5)
Non-agency mortgage-backed	235	268	(33)	(12.3)	246	283	(37)	(13.1)
Other	654	475	179	37.7	547	470	77	16.4
Acquired from FDIC	892	1,005	(113)	(11.2)	932	1,067	(135)	(12.7)
Total securities	40,817	37,022	3,795	10.3	40,541	36,772	3,769	10.2
Other earning assets	1,830	2,022	(192)	(9.5)	1,881	2,412	(531)	(22.0)
Loans and leases:
Commercial:
Commercial and industrial	40,383	38,101	2,282	6.0	39,537	38,206	1,331	3.5
CRE—income producing properties	10,681	10,031	650	6.5	10,489	9,916	573	5.8
CRE—construction and development	2,772	2,433	339	13.9	2,616	2,589	27	1.0
Direct retail lending (2)	8,085	15,998	(7,913)	(49.5)	8,249	15,952	(7,703)	(48.3)
Sales finance	10,247	9,262	985	10.6	10,007	8,658	1,349	15.6
Revolving credit	2,427	2,357	70	3.0	2,385	2,303	82	3.6
Residential mortgage (2)	31,046	23,979	7,067	29.5	31,528	23,598	7,930	33.6
Other lending subsidiaries	11,351	10,448	903	8.6	10,848	10,468	380	3.6
Total loans and leases held for investment
(excluding acquired from FDIC)	116,992	112,609	4,383	3.9	115,659	111,690	3,969	3.6
Acquired from FDIC	1,309	2,186	(877)	(40.1)	1,613	2,667	(1,054)	(39.5)
Total loans and leases held for investment	118,301	114,795	3,506	3.1	117,272	114,357	2,915	2.5
Loans held for sale	1,611	2,206	(595)	(27.0)	1,558	3,170	(1,612)	(50.9)
Total loans and leases	119,912	117,001	2,911	2.5	118,830	117,527	1,303	1.1
Total earning assets	162,559	156,045	6,514	4.2	161,252	156,711	4,541	2.9
Nonearning assets	23,882	23,489	393	1.7	23,816	24,551	(735)	(3.0)
Total assets	$186,441	$179,534	$6,907	3.8%	$185,068	$181,262	$3,806	2.1%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$39,130	$35,347	$3,783	10.7%	$37,327	$33,932	$3,395	10.0%
Interest checking	19,308	18,969	339	1.8	18,731	19,305	(574)	(3.0)
Money market and savings	51,176	49,298	1,878	3.8	49,728	48,640	1,088	2.2
Time deposits and IRAs	20,041	21,580	(1,539)	(7.1)	22,569	26,006	(3,437)	(13.2)
Foreign office deposits - interest-bearing	660	712	(52)	(7.3)	722	672	50	7.4
Total deposits	130,315	125,906	4,409	3.5	129,077	128,555	522	0.4
Short-term borrowings	3,095	3,865	(770)	(19.9)	3,421	4,459	(1,038)	(23.3)
Long-term debt	22,139	20,756	1,383	6.7	22,210	19,301	2,909	15.1
Other liabilities	6,273	6,702	(429)	(6.4)	6,369	7,057	(688)	(9.7)
Total liabilities	161,822	157,229	4,593	2.9	161,077	159,372	1,705	1.1
Shareholders' equity	24,619	22,305	2,314	10.4	23,991	21,890	2,101	9.6
Total liabilities and shareholders' equity	$186,441	$179,534	$6,907	3.8%	$185,068	$181,262	$3,806	2.1%
Average balances exclude basis adjustments for fair value hedges.
(1)	Excludes trading securities.
(2)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.
NM - not meaningful.
9

BB&T Corporation
Average Balance Sheets - Five Quarter Trend
(Dollars in millions)

	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2014	2014	2014	2014	2013
Assets
Securities, at amortized cost (1):
U.S. Treasury	$2,118	$2,183	$1,932	$1,634	$824
U.S. government-sponsored entities (GSE)	5,394	5,465	5,604	5,603	5,596
Mortgage-backed securities issued by GSE	29,706	29,340	29,627	29,339	27,020
States and political subdivisions	1,818	1,825	1,831	1,833	1,834
Non-agency mortgage-backed	235	242	250	259	268
Other	654	592	464	477	475
Acquired from FDIC	892	919	948	972	1,005
Total securities	40,817	40,566	40,656	40,117	37,022
Other earning assets	1,830	1,842	1,977	1,875	2,022
Loans and leases:
Commercial:
Commercial and industrial	40,383	39,906	39,397	38,435	38,101
Commercial real estate—income producing properties	10,681	10,596	10,382	10,293	10,031
Commercial real estate—construction and development	2,772	2,670	2,566	2,454	2,433
Direct retail lending (2)	8,085	7,912	7,666	9,349	15,998
Sales finance	10,247	10,313	10,028	9,428	9,262
Revolving credit	2,427	2,396	2,362	2,357	2,357
Residential mortgage (2)	31,046	32,000	32,421	30,635	23,979
Other lending subsidiaries	11,351	11,234	10,553	10,236	10,448
Total loans and leases held for investment (excluding acquired from FDIC)	116,992	117,027	115,375	113,187	112,609
Acquired from FDIC	1,309	1,537	1,739	1,874	2,186
Total loans and leases held for investment	118,301	118,564	117,114	115,061	114,795
Loans held for sale	1,611	1,907	1,396	1,311	2,206
Total loans and leases	119,912	120,471	118,510	116,372	117,001
Total earning assets	162,559	162,879	161,143	158,364	156,045
Nonearning assets	23,882	23,430	23,922	24,033	23,489
Total assets	$186,441	$186,309	$185,065	$182,397	$179,534
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$39,130	$38,103	$36,634	$35,392	$35,347
Interest checking	19,308	18,588	18,406	18,615	18,969
Money market and savings	51,176	49,974	48,965	48,767	49,298
Time deposits and IRAs	20,041	23,304	25,010	21,935	21,580
Foreign office deposits - interest-bearing	660	639	584	1,009	712
Total deposits	130,315	130,608	129,599	125,718	125,906
Short-term borrowings	3,095	3,321	2,962	4,321	3,865
Long-term debt	22,139	22,069	22,206	22,432	20,756
Other liabilities	6,273	6,124	6,422	6,662	6,702
Total liabilities	161,822	162,122	161,189	159,133	157,229
Shareholders' equity	24,619	24,187	23,876	23,264	22,305
Total liabilities and shareholders' equity	$186,441	$186,309	$185,065	$182,397	$179,534
Average balances exclude basis adjustments for fair value hedges.
(1)	Excludes trading securities.
(2)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.
10

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)

	Quarter Ended
	December 31, 2014			September 30, 2014
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities, at amortized cost (3):
U.S. Treasury	$2,118	$9	1.54%	$2,183	$8	1.48%
U.S. government-sponsored entities (GSE)	5,394	29	2.13	5,465	29	2.12
Mortgage-backed securities issued by GSE	29,706	148	2.01	29,340	145	1.98
States and political subdivisions	1,818	27	5.81	1,825	26	5.78
Non-agency mortgage-backed	235	5	7.81	242	5	7.77
Other	654	2	1.42	592	2	1.33
Acquired from FDIC	892	31	13.77	919	31	13.24
Total securities	40,817	251	2.45	40,566	246	2.43
Other earning assets	1,830	9	1.92	1,842	8	1.71
Loans and leases:
Commercial:
Commercial and industrial	40,383	332	3.27	39,906	336	3.35
Commercial real estate—income producing properties	10,681	93	3.43	10,596	92	3.44
Commercial real estate—construction and development	2,772	24	3.38	2,670	23	3.46
Direct retail lending	8,085	78	3.89	7,912	81	3.98
Sales finance	10,247	69	2.67	10,313	69	2.67
Revolving credit	2,427	54	8.72	2,396	52	8.67
Residential mortgage	31,046	324	4.17	32,000	334	4.16
Other lending subsidiaries	11,351	252	8.81	11,234	251	8.88
Total loans and leases held for investment
(excluding acquired from FDIC)	116,992	1,226	4.17	117,027	1,238	4.20
Acquired from FDIC	1,309	52	15.93	1,537	67	17.12
Total loans and leases held for investment	118,301	1,278	4.30	118,564	1,305	4.37
Loans held for sale	1,611	16	3.91	1,907	19	4.23
Total loans and leases	119,912	1,294	4.29	120,471	1,324	4.37
Total earning assets	162,559	1,554	3.80	162,879	1,578	3.85
Nonearning assets	23,882			23,430
Total assets	$186,441			$186,309

Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$19,308	4	0.07	$18,588	3	0.07
Money market and savings	51,176	21	0.17	49,974	20	0.16
Time deposits and IRAs	20,041	32	0.66	23,304	38	0.64
Foreign office deposits - interest-bearing	660	1	0.08	639	―	0.07
Total interest-bearing deposits	91,185	58	0.25	92,505	61	0.26
Short-term borrowings	3,095	1	0.14	3,321	2	0.14
Long-term debt	22,139	124	2.22	22,069	130	2.36
Total interest-bearing liabilities	116,419	183	0.62	117,895	193	0.65
Noninterest-bearing deposits	39,130			38,103
Other liabilities	6,273			6,124
Shareholders' equity	24,619			24,187
Total liabilities and shareholders' equity	$186,441			$186,309

Average interest-rate spread			3.18			3.20

Net interest income/ net interest margin		$1,371	3.36%		$1,385	3.38%

Taxable-equivalent adjustment		$36			$36

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Excludes trading securities.
11

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)

	Quarter Ended
	June 30, 2014			March 31, 2014			December 31, 2013
	(1)	Interest	(2)	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities, at amortized cost (3):
U.S. Treasury	$1,932	$7	1.50%	$1,634	$6	1.50%	$824	$2	0.70%
U.S. government-sponsored entities (GSE)	5,604	29	2.08	5,603	29	2.09	5,596	29	2.10
Mortgage-backed securities issued by GSE	29,627	146	1.97	29,339	150	2.04	27,020	142	2.11
States and political subdivisions	1,831	27	5.78	1,833	26	5.77	1,834	27	5.82
Non-agency mortgage-backed	250	4	7.65	259	5	6.99	268	4	5.87
Other	464	2	1.46	477	2	1.57	475	2	1.42
Acquired from FDIC	948	32	13.56	972	31	12.86	1,005	28	11.17
Total securities	40,656	247	2.43	40,117	249	2.48	37,022	234	2.52
Other earning assets	1,977	8	1.60	1,875	15	3.30	2,022	5	0.91
Loans and leases:
Commercial:
Commercial and industrial	39,397	332	3.38	38,435	325	3.43	38,101	336	3.50
CRE—income producing properties	10,382	90	3.50	10,293	91	3.57	10,031	91	3.60
CRE—construction and development	2,566	23	3.57	2,454	22	3.64	2,433	23	3.84
Direct retail lending (4)	7,666	80	4.24	9,349	99	4.28	15,998	183	4.50
Sales finance	10,028	67	2.67	9,428	66	2.84	9,262	69	2.95
Revolving credit	2,362	51	8.64	2,357	51	8.78	2,357	51	8.64
Residential mortgage (4)	32,421	342	4.22	30,635	325	4.26	23,979	250	4.18
Other lending subsidiaries	10,553	244	9.26	10,236	238	9.42	10,448	247	9.40
Total loans and leases held for investment
(excluding acquired from FDIC)	115,375	1,229	4.27	113,187	1,217	4.34	112,609	1,250	4.41
Acquired from FDIC	1,739	73	16.77	1,874	86	18.65	2,186	89	16.28
Total loans and leases held for investment	117,114	1,302	4.46	115,061	1,303	4.58	114,795	1,339	4.64
Loans held for sale	1,396	15	4.21	1,311	15	4.46	2,206	23	4.19
Total loans and leases	118,510	1,317	4.45	116,372	1,318	4.58	117,001	1,362	4.63
Total earning assets	161,143	1,572	3.91	158,364	1,582	4.03	156,045	1,601	4.08
Nonearning assets	23,922			24,033			23,489
Total assets	$185,065			$182,397			$179,534

Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$18,406	3	0.06	$18,615	3	0.07	$18,969	3	0.07
Money market and savings	48,965	18	0.14	48,767	15	0.13	49,298	16	0.12
Time deposits and IRAs	25,010	39	0.64	21,935	42	0.75	21,580	45	0.83
Foreign office deposits - interest-bearing	584	―	0.08	1,009	―	0.06	712	1	0.06
Total interest-bearing deposits	92,965	60	0.26	90,326	60	0.27	90,559	65	0.28
Short-term borrowings	2,962	1	0.16	4,321	1	0.11	3,865	1	0.14
Long-term debt	22,206	133	2.38	22,432	138	2.49	20,756	138	2.64
Total interest-bearing liabilities	118,133	194	0.66	117,079	199	0.69	115,180	204	0.70
Noninterest-bearing deposits	36,634			35,392			35,347
Other liabilities	6,422			6,662			6,702
Shareholders' equity	23,876			23,264			22,305
Total liabilities and shareholders' equity	$185,065			$182,397			$179,534

Average interest-rate spread			3.25			3.34			3.38

Net interest income/ net interest margin		$1,378	3.43%		$1,383	3.52%		$1,397	3.56%

Taxable-equivalent adjustment		$35			$36			$35

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Excludes trading securities.
(4)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.
12

BB&T Corporation
Average Balances and Rates - Year-To-Date
(Dollars in millions)

	Year-to-Date
	December 31, 2014			December 31, 2013
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities, at amortized cost (3):
U.S. Treasury	$1,969	$30	1.51%	$486	$2	0.42%
U.S. government-sponsored entities (GSE)	5,516	116	2.10	5,032	103	2.04
Mortgage-backed securities issued by GSE	29,504	589	2.00	27,598	552	2.00
States and political subdivisions	1,827	106	5.78	1,836	107	5.80
Non-agency mortgage-backed	246	19	7.55	283	16	5.69
Other	547	8	1.43	470	7	1.45
Acquired from FDIC	932	125	13.35	1,067	137	12.82
Total securities	40,541	993	2.45	36,772	924	2.51
Other earning assets	1,881	40	2.13	2,412	34	1.39
Loans and leases:
Commercial:
Commercial and industrial	39,537	1,325	3.35	38,206	1,386	3.63
Commercial real estate—income producing properties	10,489	366	3.49	9,916	368	3.72
Commercial real estate—construction and development	2,616	92	3.51	2,589	100	3.86
Direct retail lending (4)	8,249	338	4.10	15,952	741	4.64
Sales finance	10,007	271	2.71	8,658	275	3.18
Revolving credit	2,385	208	8.70	2,303	197	8.56
Residential mortgage (4)	31,528	1,325	4.20	23,598	996	4.22
Other lending subsidiaries	10,848	985	9.08	10,468	1,068	10.20
Total loans and leases held for investment
(excluding acquired from FDIC)	115,659	4,910	4.25	111,690	5,131	4.59
Acquired from FDIC	1,613	278	17.22	2,667	451	16.93
Total loans and leases held for investment	117,272	5,188	4.42	114,357	5,582	4.88
Loans held for sale	1,558	65	4.19	3,170	114	3.59
Total loans and leases	118,830	5,253	4.42	117,527	5,696	4.85
Total earning assets	161,252	6,286	3.90	156,711	6,654	4.25
Nonearning assets	23,816			24,551
Total assets	$185,068			$181,262

Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$18,731	13	0.07	$19,305	15	0.08
Money market and savings	49,728	74	0.15	48,640	64	0.13
Time deposits and IRAs	22,569	151	0.67	26,006	221	0.85
Foreign office deposits - interest-bearing	722	1	0.07	672	1	0.08
Total interest-bearing deposits	91,750	239	0.26	94,623	301	0.32
Short-term borrowings	3,421	5	0.13	4,459	7	0.16
Long-term debt	22,210	525	2.36	19,301	584	3.03
Total interest-bearing liabilities	117,381	769	0.65	118,383	892	0.75
Noninterest-bearing deposits	37,327			33,932
Other liabilities	6,369			7,057
Shareholders' equity	23,991			21,890
Total liabilities and shareholders' equity	$185,068			$181,262

Average interest-rate spread			3.25			3.50

Net interest income/ net interest margin		$5,517	3.42%		$5,762	3.68%

Taxable-equivalent adjustment		$143			$146

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Excludes trading securities.
(4)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.
13

BB&T Corporation
Credit Quality
(Dollars in millions)

		As of
		Dec. 31	Sept. 30	June 30	March 31	Dec. 31
		2014	2014	2014	2014	2013
Nonperforming assets (1)
	Nonaccrual loans and leases:
	Commercial:
	Commercial and industrial	$239	$259	$298	$334	$363
	Commercial real estate—income producing properties	74	81	84	98	113
	Commercial real estate—construction and development	26	37	38	49	51
	Direct retail lending (2)	48	50	49	52	109
	Sales finance	5	5	5	4	5
	Residential mortgage (2)(3)	166	298	320	319	243
	Other lending subsidiaries	58	54	47	47	51
	Total nonaccrual loans and leases held for investment (3)	616	784	841	903	935
	Foreclosed real estate	87	75	56	59	71
	Foreclosed real estate-acquired from FDIC	56	56	56	98	121
	Other foreclosed property	23	24	19	24	47
	Total nonperforming assets (3)	$782	$939	$972	$1,084	$1,174
Performing troubled debt restructurings (TDRs) (4)
	Commercial:
	Commercial and industrial	$64	$90	$86	$76	$77
	Commercial real estate—income producing properties	27	25	27	42	50
	Commercial real estate—construction and development	30	28	30	32	39
	Direct retail lending (2)	84	89	91	93	187
	Sales finance	19	20	18	19	17
	Revolving credit	41	44	46	47	48
	Residential mortgage—nonguaranteed (2)(5)	261	254	814	836	785
	Residential mortgage—government guaranteed	360	437	433	387	376
	Other lending subsidiaries	164	151	141	132	126
	Total performing TDRs (5)	$1,050	$1,138	$1,686	$1,664	$1,705
Loans 90 days or more past due and still accruing
	Direct retail lending (2)	$12	$13	$11	$10	$33
	Sales finance	5	5	3	4	5
	Revolving credit	9	10	8	9	10
	Residential mortgage—nonguaranteed (2)	83	79	80	76	69
	Residential mortgage—government guaranteed (6)	238	232	254	305	296
	Other lending subsidiaries	―	―	―	4	5
	Acquired from FDIC	188	229	249	258	304
	Total loans 90 days past due and still accruing (6)	$535	$568	$605	$666	$722
Loans 30-89 days past due
	Commercial:
	Commercial and industrial	$23	$19	$21	$26	$35
	Commercial real estate—income producing properties	4	5	7	14	8
	Commercial real estate—construction and development	1	1	2	3	2
	Direct retail lending (2)	41	40	41	50	132
	Sales finance	62	55	49	45	56
	Revolving credit	23	22	20	21	23
	Residential mortgage—nonguaranteed (2)	392	424	513	485	454
	Residential mortgage—government guaranteed (7)	80	95	87	73	88
	Other lending subsidiaries	237	217	197	133	221
	Acquired from FDIC	33	41	84	85	88
	Total loans 30-89 days past due (7)	$896	$919	$1,021	$935	$1,107
Excludes loans held for sale.
(1)	Loans acquired from the FDIC are considered to be performing due to the application of the accretion method.
(2)	During the first quarter of 2014, approximately $55 million of nonaccrual loans, $94 million of performing TDRs, $22 million of loans 90 days or more past due and $83 million of loans 30-89 days past due were transferred from direct retail lending to residential mortgage.
(3)	During the fourth quarter of 2014, approximately $121 million of nonaccrual residential mortgage loans were sold.
(4)	Excludes TDRs that are nonperforming totaling $126 million, $207 million, $192 million, $213 million, and $193 million at December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively. These amounts are included in total nonperforming assets.
(5)	During the third quarter of 2014, approximately $540 million of performing residential mortgage TDRs were sold.
(6)	Excludes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase that are past due 90 days or more totaling $410 million, $395 million, $423 million, $486 million and $511 million at December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively.
(7)	Excludes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase that are past due 30-89 days totaling $2 million, $4 million, $3 million, $2 million and $4 million at December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively.
14

BB&T Corporation
Credit Quality
(Dollars in millions)

	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2014	2014	2014	2014	2013
Allowance for credit losses
Beginning balance	$1,567	$1,675	$1,722	$1,821	$1,930
Provision for credit losses (excluding loans acquired from the FDIC)	84	46	83	67	71
Provision (benefit) for loans acquired from the FDIC	(1)	(12)	(9)	(7)	(11)
Charge-offs:
Commercial:
Commercial and industrial	(27)	(31)	(40)	(33)	(45)
Commercial real estate—income producing properties	(4)	(8)	(11)	(8)	(6)
Commercial real estate—construction and development	(2)	(2)	(3)	(4)	(4)
Direct retail lending (1)	(14)	(17)	(19)	(19)	(29)
Sales finance	(7)	(5)	(4)	(7)	(7)
Revolving credit	(18)	(17)	(18)	(18)	(22)
Residential mortgage-nonguaranteed (1)	(10)	(31)	(20)	(21)	(16)
Residential mortgage-government guaranteed	―	(1)	(1)	―	(1)
Other lending subsidiaries	(71)	(66)	(47)	(85)	(60)
Acquired from FDIC	(14)	―	(4)	(3)	(1)
Total charge-offs	(167)	(178)	(167)	(198)	(191)
Recoveries:
Commercial:
Commercial and industrial	13	10	10	9	13
Commercial real estate—income producing properties	7	2	3	2	5
Commercial real estate—construction and development	4	2	10	3	8
Direct retail lending (1)	7	7	7	8	9
Sales finance	2	2	2	3	2
Revolving credit	5	4	5	5	4
Residential mortgage-nonguaranteed (1)	5	1	―	1	1
Other lending subsidiaries	8	8	9	8	7
Total recoveries	51	36	46	39	49
Net charge-offs	(116)	(142)	(121)	(159)	(142)
Sale of subsidiary	―	―	―	―	(27)
Ending balance	$1,534	$1,567	$1,675	$1,722	$1,821
Allowance for credit losses
Allowance for loan and lease losses (excluding loans acquired from the FDIC)	$1,410	$1,425	$1,499	$1,538	$1,618
Allowance for loans acquired from the FDIC	64	79	91	104	114
Reserve for unfunded lending commitments	60	63	85	80	89
Total	$1,534	$1,567	$1,675	$1,722	$1,821

				As of/For the
				Twelve Months Ended
				December 31
				2014	2013
Allowance for credit losses
Beginning balance				$1,821	$2,048
Provision for credit losses (excluding loans acquired from the FDIC)				280	587
Provision (benefit) for loans acquired from the FDIC				(29)	5
Charge-offs
Commercial
Commercial and industrial				(131)	(248)
Commercial real estate—income producing properties				(31)	(74)
Commercial real estate—construction and development				(11)	(58)
Direct retail lending (1)				(69)	(148)
Sales finance				(23)	(23)
Revolving credit				(71)	(85)
Residential mortgage-nonguaranteed (1)				(82)	(79)
Residential mortgage-government guaranteed				(2)	(2)
Other lending subsidiaries				(269)	(255)
Acquired from FDIC				(21)	(19)
Total charge-offs				(710)	(991)
Recoveries
Commercial
Commercial and industrial				42	47
Commercial real estate—income producing properties				14	20
Commercial real estate—construction and development				19	31
Direct retail lending (1)				29	38
Sales finance				9	9
Revolving credit				19	17
Residential mortgage-nonguaranteed (1)				7	3
Other lending subsidiaries				33	34
Total recoveries				172	199
Net charge-offs				(538)	(792)
Sale of subsidiary				―	(27)
Ending balance				$1,534	$1,821
(1)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.
15

BB&T Corporation
Credit Quality

	As of/For the Quarter Ended
	Dec. 31		Sept. 30		June 30		March 31		Dec. 31
	2014		2014		2014		2014		2013
Asset Quality Ratios (including acquired from FDIC)
Loans 30-89 days past due and still accruing as a
percentage of loans and leases (1)	0.75%		0.77%		0.85%		0.80%		0.95%
Loans 90 days or more past due and still accruing
as a percentage of loans and leases (1)	0.45		0.48		0.51		0.57		0.62
Nonperforming loans and leases as a
percentage of loans and leases	0.51		0.66		0.70		0.78		0.81
Nonperforming assets as a percentage of:
Total assets	0.42		0.50		0.52		0.59		0.64
Loans and leases plus foreclosed property	0.65		0.79		0.81		0.93		1.01
Net charge-offs as a percentage of average loans and leases	0.39		0.48		0.41		0.56		0.49
Allowance for loan and lease losses as a percentage of
loans and leases	1.23		1.27		1.33		1.41		1.49
Ratio of allowance for loan and lease losses to:
Net charge-offs	3.21	X	2.67	X	3.28	X	2.54	X	3.06	X
Nonperforming loans and leases	2.39		1.92		1.89		1.82		1.85
Asset Quality Ratios (excluding acquired from FDIC) (2)
Loans 90 days or more past due and still accruing
as a percentage of loans and leases (1)	0.29%		0.29%		0.30%		0.36%		0.37%

							As of/For the
							Twelve Months Ended
							December 31
							2014		2013
Asset Quality Ratios
Including acquired from FDIC:
Net charge-offs as a percentage of average loans and leases							0.46%		0.69%
Ratio of allowance for loan and lease losses to net charge-offs							2.74	X	2.19	X
Applicable ratios are annualized and exclude loans held for sale except as noted.
(1)	Excludes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase. Refer to the footnotes in the Credit Quality section of this supplement for amounts related to these loans. The prior quarters have been revised to include government guaranteed mortgage loans consistent with the current presentation.
(2)	These asset quality ratios have been adjusted to remove the impact of assets acquired from the FDIC. Appropriate adjustments to the numerator and denominator have been reflected in the calculation of these ratios. Management believes the inclusion of assets acquired from the FDIC in certain asset quality ratios that include nonperforming assets, past due loans or net charge-offs in the numerator or denominator results in distortion of these ratios and they may not be comparable to other periods presented or to other portfolios that were not impacted by loss share accounting.
16

BB&T Corporation
Credit Quality - Supplemental Information
(Dollars in millions)

		As of December 31, 2014
				Past Due 30-89		Past Due 90+
		Current Status		Days		Days		Total
Performing TDRs: (1)
	Commercial:
	Commercial and industrial	$64	100.0%	$ ―	― % $	―	―	% $64
	Commercial real estate—income producing properties	27	100.0	―	―	―	―	27
	Commercial real estate—construction and development	30	100.0	―	―	―	―	30
	Direct retail lending	82	97.6	2	2.4	―	―	84
	Sales finance	18	94.7	1	5.3	―	―	19
	Revolving credit	35	85.4	5	12.2	1	2.4	41
	Residential mortgage—nonguaranteed	199	76.3	52	19.9	10	3.8	261
	Residential mortgage—government guaranteed	162	45.0	68	18.9	130	36.1	360
	Other lending subsidiaries	141	86.0	23	14.0	―	―	164
	Total performing TDRs	758	72.2	151	14.4	141	13.4	1,050
Nonperforming TDRs (2)		50	39.7	8	6.3	68	54.0	126
	Total TDRs	$808	68.7	$159	13.5	$209	17.8	$1,176

			Quarter Ended
			Dec. 31	Sept. 30	June 30	March 31		Dec. 31
			2014	2014	2014	2014		2013
Net charge-offs as a percentage of average loans and leases:
		Commercial:
		Commercial and industrial	0.13%	0.20%	0.30%	0.26%		0.33%
		Commercial real estate—income producing properties	(0.13)	0.24	0.34	0.22		0.06
		Commercial real estate—construction and development	(0.18)	(0.07)	(0.96)	0.09		(0.49)
		Direct retail lending	0.36	0.49	0.61	0.49		0.50
		Sales finance	0.19	0.12	0.09	0.17		0.20
		Revolving credit	2.27	1.94	2.28	2.30		3.00
		Residential mortgage	0.06	0.39	0.24	0.27		0.27
		Other lending subsidiaries	2.20	2.08	1.43	3.04		2.01
		Acquired from FDIC	4.19	0.13	0.92	0.67		0.16
		Total loans and leases	0.39	0.48	0.41	0.56		0.49

						Year-to-date
						Dec. 31		Dec. 31
						2014		2013
Net charge-offs as a percentage of average loans and leases:
		Commercial:
		Commercial and industrial				0.22%		0.52%
		Commercial real estate—income producing properties				0.16		0.55
		Commercial real estate—construction and development				(0.28)		1.07
		Direct retail lending				0.49		0.69
		Sales finance				0.14		0.16
		Revolving credit				2.20		2.91
		Residential mortgage				0.24		0.33
		Other lending subsidiaries				2.18		2.11
		Acquired from FDIC				1.33		0.71
		Total loans and leases				0.46		0.69
Applicable ratios are annualized.
(1)	Past due performing TDRs are included in past due disclosures.
(2)	Nonperforming TDRs are included in nonaccrual loan disclosures.

17

BB&T Corporation
Preliminary Capital Information - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	As of / Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2014	2014	2014	2014	2013
Selected Capital Information
Risk-based capital:
Tier 1	$17,840	$17,402	$16,984	$16,699	$16,074
Total	21,381	21,281	20,270	20,154	19,514
Risk-weighted assets (1)	143,745	140,499	140,829	137,947	136,489
Average quarterly tangible assets	179,785	179,268	177,983	175,424	172,425
Risk-based capital ratios:
Tier 1	12.4%	12.4%	12.1%	12.1%	11.8%
Total	14.9	15.1	14.4	14.6	14.3
Leverage capital ratio	9.9	9.7	9.5	9.5	9.3
Equity as a percentage of total assets	13.1	13.0	12.7	12.8	12.5
Common equity per common share	$30.16	$30.04	$29.57	$29.03	$28.52

Selected non-GAAP Capital Information (2)
Tangible common equity as a percentage of tangible assets	8.0%	7.9%	7.7%	7.6%	7.3%
Tier 1 common equity as a percentage of risk-weighted assets	10.6	10.5	10.2	10.2	9.9

Tangible common equity per common share	$19.93	$19.77	$19.26	$18.77	$18.08

Calculations of tangible common equity, Tier 1 common equity, tangible assets and related measures: (2)

Total shareholders' equity	$24,426	$24,314	$23,965	$23,556	$22,809
Less:
Preferred stock	2,603	2,603	2,603	2,603	2,603
Noncontrolling interests	88	76	85	94	50
Intangible assets	7,374	7,396	7,420	7,370	7,383
Tangible common equity	$14,361	$14,239	$13,857	$13,489	$12,773

Add:
Regulatory adjustments	876	560	524	607	698
Tier 1 common equity (Basel I)	$15,237	$14,799	$14,381	$14,096	$13,471

Total assets	$186,814	$187,022	$188,012	$184,651	$183,010
Less:
Intangible assets	7,374	7,396	7,420	7,370	7,383
Tangible assets	$179,440	$179,626	$180,592	$177,281	$175,627

Risk-weighted assets (1)	$143,745	$140,499	$140,829	$137,947	$136,489

Tangible common equity as a percentage of tangible assets	8.0%	7.9%	7.7%	7.6%	7.3%
Tier 1 common equity as a percentage of risk-weighted assets	10.6	10.5	10.2	10.2	9.9

Tangible common equity	$14,361	$14,239	$13,857	$13,489	$12,773

Outstanding shares at end of period (in thousands)	720,698	720,298	719,584	718,497	706,620

Tangible common equity per common share	$19.93	$19.77	$19.26	$18.77	$18.08
(1)	Risk-weighted assets are determined based on regulatory capital requirements. Under the regulatory framework for determining risk-weighted assets each asset class is assigned a risk-weighting of 0%, 20%, 50% or 100% based on the underlying risk of the specific asset class. In addition, off-balance sheet exposures are first converted to a balance sheet equivalent amount and subsequently assigned to one of the four risk-weightings.
(2)	Tangible common equity, Tier 1 common equity and related ratios are non-GAAP measures. BB&T's management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation. These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.
18

BB&T Corporation
Selected Items & Additional Information
(Dollars in millions, except per share data)

				Favorable (Unfavorable)
Selected Items				Pre-Tax	After-Tax

Fourth Quarter 2014
Mortgage reserve adjustments	Loan-related expense			$(27)	$(17)
Franchise tax adjustment	Other expense			15	9
Allowance release related to loan sale	Provision for credit losses			24	15

Third Quarter 2014
Loss on early extinguishment of debt	Debt extinguishment charges			(122)	(76)
Allowance release related to loan sale	Provision for credit losses			42	26
Income tax adjustment	Provision for income taxes			N/A	50

Second Quarter 2014
FHA-insured mortgage loan reserve adjustment	Other expense			(85)	(53)
Mortgage loan indemnification reserve adjustment	Loan-related expense			(33)	(21)
Income tax adjustment	Provision for income taxes			N/A	(14)

First Quarter 2014
Reallocation of partnership profit rights	Noncontrolling interests			N/A	(16)

Fourth Quarter 2013
Gain on sale of subsidiary	Other income			31	19

Third Quarter 2013
Income tax adjustment	Provision for income taxes			N/A	(235)
Owned real estate and related adjustments	Other expense			(11)	(7)

Second Quarter 2013
None				N/A	N/A

First Quarter 2013
Income tax adjustment	Provision for income taxes			N/A	(281)

	As of / Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2014	2014	2014	2014	2013

Selected Mortgage Banking Information
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	$(105)	$(20)	$(56)	$(43)	$52
MSRs hedge gains (losses)	123	23	60	45	(48)
Net	$18	$3	$4	$2	$4

Residential mortgage loan originations	$3,888	$4,999	$4,710	$3,804	$5,344

Residential mortgage servicing portfolio (1):
Loans serviced for others	90,230	89,936	88,595	88,239	87,434
Bank-owned loans serviced	32,027	33,490	34,154	33,703	33,722
Total servicing portfolio	122,257	123,426	122,749	121,942	121,156

Weighted-average coupon rate	4.20%	4.21%	4.23%	4.23%	4.24%
Weighted-average servicing fee	0.292	0.293	0.295	0.297	0.298

Selected Miscellaneous Information
Derivatives notional amount	$72,321	$63,467	$61,504	$63,115	$59,318
Fair value of derivatives, net	109	56	55	(67)	(106)
Accumulated other comprehensive income related to securities,
net of tax (2)	(99)	(220)	(179)	(204)	(289)

Common stock prices:
High	39.69	40.21	40.95	41.04	37.42
Low	34.50	35.86	36.38	36.28	32.65
End of period	38.89	37.21	39.43	40.17	37.32

Banking offices	1,839	1,842	1,844	1,824	1,825
ATMs	2,977	2,980	2,992	2,946	2,935
FTEs	32,264	32,866	33,637	33,704	33,544
(1)	Amounts reported are unpaid principal balance.
(2)	Includes the impact of the FDIC loss sharing agreements on the acquired securities.
19

BB&T Corporation
Non-GAAP Reconciliations
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
Efficiency and Fee Income Ratios (1)	2014	2014	2014	2014	2013
Efficiency ratio - GAAP	59.4%	67.1%	67.1%	61.2%	61.1%
Effect of securities gains (losses), net	―	(0.1)	―	―	0.1
Effect of merger-related and restructuring charges, net	(0.7)	(0.3)	(0.6)	(0.3)	(0.4)
Effect of mortgage loan indemnification reserves	―	―	(1.4)	―	―
Effect of gain on sale of subsidiary	―	―	―	―	0.8
Effect of mortgage reserve adjustments	(1.1)	―	―	―	―
Effect of loss on early extinguishment of debt	―	(5.2)	―	―	―
Effect of franchise tax adjustment	0.6	―	―	―	―
Effect of FDIC loss share accounting	(0.1)	(0.3)	(0.2)	(0.1)	(0.2)
Effect of foreclosed property expense	(0.4)	(0.5)	(0.4)	(0.4)	(0.5)
Effect of FHA-insured mortgage loan reserve adjustment	―	―	(3.7)	―	―
Effect of amortization of intangibles	(1.0)	(1.0)	(1.0)	(1.1)	(1.0)
Efficiency ratio - reported	56.7	59.7	59.8	59.3	59.9
Fee income ratio - GAAP	42.3%	40.3%	40.4%	39.7%	41.4%
Effect of securities gains (losses), net	―	0.1	―	―	(0.1)
Effect of gain on sale of subsidiary	―	―	―	―	(0.8)
Effect of FDIC loss share accounting	3.5	3.6	3.6	3.5	3.0
Fee income ratio - reported	45.8	44.0	44.0	43.2	43.5

				Year-to-Date Dec. 31
				2014	2013
Efficiency ratio - GAAP				63.7%	60.2%
Effect of securities gains (losses), net				―	0.3
Effect of merger-related and restructuring charges, net				(0.5)	(0.5)
Effect of mortgage loan indemnification reserves				(0.4)	―
Effect of gain on sale of subsidiary				―	0.2
Effect of mortgage reserve adjustments				(0.3)	―
Effect of loss on early extinguishment of debt				(1.3)	―
Effect of franchise tax adjustment				0.2	―
Effect of FDIC loss share accounting				(0.2)	―
Effect of foreclosed property expense				(0.4)	(0.6)
Effect of FHA-insured mortgage loan reserve adjustment				(0.9)	―
Effect of owned real estate adjustments				―	(0.1)
Effect of amortization of intangibles				(1.0)	(1.0)
Efficiency ratio - reported				58.9	58.5
Fee income ratio - GAAP				40.7%	40.6%
Effect of securities gains (losses), net				―	(0.3)
Effect of gain on sale of subsidiary				―	(0.2)
Effect of FDIC loss share accounting				3.6	3.1
Fee income ratio - reported				44.3	43.2
(1)	BB&T's management uses these measures in their analysis of the Corporation's performance and believes these measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods, as well as demonstrating the effects of significant gains and charges.
20

BB&T Corporation
Non-GAAP Reconciliations
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
Return on Average Tangible Common Shareholders' Equity (1)	2014	2014	2014	2014	2013
Net income available to common shareholders	$557	$520	$425	$501	$537
Plus: Amortization of intangibles, net of tax	14	14	15	14	16
Tangible net income available to common shareholders	$571	$534	$440	$515	$553

Average common shareholders' equity	$21,940	$21,508	$21,193	$20,610	$19,657
Less: Average intangible assets	7,385	7,409	7,378	7,379	7,397
Average tangible common shareholders' equity	$14,555	$14,099	$13,815	$13,231	$12,260
Return on average tangible common shareholders' equity	15.57%	15.04%	12.74%	15.81%	17.91%

				Year-to-Date Dec. 31,
				2014	2013
Net income available to common shareholders				$2,003	$1,562
Plus:
Amortization of intangibles, net of tax				57	66
Tangible net income available to common shareholders				$2,060	$1,628

Average common shareholders' equity				$21,317	$19,397
Less:
Average intangible assets				7,388	7,437
Average tangible common shareholders' equity				$13,929	$11,960

Return on average tangible common shareholders' equity				14.79%	13.61%

	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
Basel III Common Equity Tier 1 Ratio - Preliminary (2)	2014	2014	2014	2014	2013
Tier 1 common equity under Basel 1	$15,237	$14,799	$14,381	$14,096	$13,471
Adjustments	86	91	92	96	98
Common equity Tier 1 under Basel III definition	$15,323	$14,707	$14,473	$14,192	$13,569
Estimated risk-weighted assets under Basel III definition	$149,316	$144,965	$145,062	$141,972	$140,670
Basel III common equity Tier 1 ratio	10.3%	10.3%	10.0%	10.0%	9.7%
(1)	BB&T's management believes investors use this measure to evaluate the return on average common shareholders' equity without the impact of intangible assets and their related amortization.
(2)	Basel III capital information is preliminary and subject to change. The Basel III amounts are based upon management's interpretation of the rules adopted by the FRB, which became effective on January 1, 2015.

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